Exhibit 10.02

EXECUTION VERSION

GUARANTEE AGREEMENT

made by

TENNECO INC.,

TENNECO AUTOMOTIVE OPERATING COMPANY INC.,

and

THE OTHER GUARANTORS FROM TIME TO TIME PARTIES HERETO

in favor of

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

Dated as of October 1, 2018

i

SCHEDULES

Schedule 1	Notice Addresses

ANNEX

Annex 1	Assumption Agreement

GUARANTEE AGREEMENT

GUARANTEE AGREEMENT, dated as of October 1, 2018, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of October 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Tenneco Inc., a Delaware corporation (the “Company”), Tenneco Automotive Operating Company Inc., a Delaware corporation and a Subsidiary of the Company, any other Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the Lenders, and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally made and agreed to make extensions of credit to the Borrowers (as defined in the Credit Agreement) upon the terms and subject to the conditions set forth therein;

WHEREAS, each Borrower is a member of an affiliated group of companies that includes each other Guarantor;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement have been and will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the other Guarantors are engaged in related businesses, and each Guarantor derives and will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement that the Guarantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders;

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers under the Credit Agreement, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“Agreement”: this Guarantee Agreement, as the same may be further amended, supplemented or otherwise modified from time to time.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Guarantor Obligations”: with respect to any Guarantor (i) all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, (ii) all obligations or liabilities of such Guarantor under or in respect of Lender Hedge Agreements to which such Guarantor is a party and (iii) all obligations and liabilities of such Guarantor in respect of or in connection with Cash Management Obligations; in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise and whether material or contingent (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

“Guarantors”: the collective reference to each Guarantor (for the avoidance of doubt, including the Company); provided that each Guarantor shall be considered a Guarantor only with respect to the Primary Obligations of any other Loan Party.

“Lender Hedge Agreements”: all interest rate swaps, caps, forward, future, option or collar agreements or similar arrangements entered into by the Company or any of its Subsidiaries with any Lender (or any Affiliate of any Lender) providing for protection against fluctuations in interest rates, currency exchange rates or the exchange of nominal interest obligations or commodities, either generally or under specific contingencies.

“Obligations”: with respect to any Loan Party, the collective reference to its Primary Obligations and Guarantor Obligations.

“Primary Obligations”: with respect to any Loan Party, the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of such Loan Party (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Loan Party, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Lender Hedge Agreement or Cash Management Obligations, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the

2

Credit Agreement, this Agreement, the other Loan Documents, any Letter of Credit, any Lender Hedge Agreement (including any guarantees of any Borrower of any Lender Hedge Agreements entered into by any Subsidiary), any Cash Management Obligation (including any guarantees of any Borrower of any Cash Management Obligations entered into by any Subsidiary) or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by any Loan Party pursuant to the terms of any of the foregoing agreements); provided, that for purposes of determining any Guarantor Obligations of any Guarantor under this Agreement, the definition of “Primary Obligations” shall not create any guarantee by any Guarantor of any Excluded Swap Obligations of such Guarantor.

“Qualified Keepwell Provider”: in respect of any Swap Obligation, each Loan Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Swap Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time by entering into a keepwell or guarantee pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.2 Other Definitional Provisions. (a) The other definitional and interpretive provisions of Section 1.2 and 1.3 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 2. GUARANTEE

2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their Affiliates and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Primary Obligations (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor).

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder (other than any Borrower with respect to its Primary Obligations) and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

3

(c) Each Guarantor agrees that the Primary Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Primary Obligations (other than contingent indemnity obligations not due and payable) and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Loan Parties may be free from any Primary Obligations.

(e) No payment made by any Borrower, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from any Borrower, any other Loan Party with Primary Obligations, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Primary Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Primary Obligations or any payment received or collected from such Guarantor in respect of the Primary Obligations), remain liable for the Primary Obligations up to the maximum liability of such Guarantor hereunder until the Primary Obligations are paid in full (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), no Letter of Credit shall be outstanding and the Commitments are terminated.

(f) Each Guarantor hereby unconditionally guarantees to the Administrative Agent, for the ratable benefit of the Lenders (and their Affiliates) and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Subsidiaries of such Guarantor of their Cash Management Obligations, including (for the avoidance of doubt) any obligations of such Subsidiaries to a Lender (or its Affiliate) under any Cash Pooling Agreement to which such Lender (or its Affiliate) is a party, and the obligations and liabilities of Subsidiaries of such Guarantor under the Lender Hedge Agreements (other than, with respect to any Guarantor, any Excluded Swap Obligations of such Guarantor). For the avoidance of doubt, the guarantee provided in this clause (f) is secured by the Collateral pursuant to the Collateral Agreement and, so long as the applicable Cash Management Obligation was permitted to be entered into or designated as a Cash Management Obligation under the Credit Agreement at the time such obligation was entered into or so designated, the guarantee provided in this clause (f) shall continue to be secured by the Collateral pursuant to the Collateral Agreement even though a limitation under the Credit Agreement may be exceeded solely as a result of a change in the currency exchange rates from the currency exchange rates applicable at the time such Cash Management Obligation was entered into or designated.

2.2 Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its

4

proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Lenders, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Borrower, any other Loan Party with Primary Obligations, or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Primary Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower, any other Loan Party with Primary Obligations, or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Loan Parties on account of the Primary Obligations are paid in full (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), no Letter of Credit shall be outstanding (other than Letters of Credit that are cash collateralized or backstopped on terms reasonably satisfactory to the applicable Issuing Lender) and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Primary Obligations shall not have been paid in full (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Primary Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4 Amendments, etc. with respect to the Primary Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Primary Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Primary Obligations continued, and the Primary Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Primary Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Primary Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

5

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Primary Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Primary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower, any other Loan Party with Primary Obligations, or any of the Guarantors with respect to the Primary Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Primary Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower, any other Loan Party or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower, any other Loan Party with Primary Obligations or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Loan Parties for the Primary Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or against any collateral security or guarantee for the Primary Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Loan Party with Primary Obligations, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

6

2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Primary Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower, any other Loan Party with Primary Obligations or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower, any other Loan Party with Primary Obligations or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in the applicable currency and at the relevant funding office as set forth in Section 2.19(e) of the Credit Agreement.

2.8 Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of any Swap Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (other than Letters of Credit that are cash collateralized or backstopped on terms reasonably satisfactory to the applicable Issuing Lender). Each Qualified Keepwell Provider intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

SECTION 3. MISCELLANEOUS

3.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with subsection 10.1 of the Credit Agreement.

3.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in subsection 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

7

3.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 3.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

3.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

(b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Agreement.

(c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to subsection 10.5 of the Credit Agreement.

(d) The agreements in this Section 3.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

3.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

3.6 Set-Off. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default pursuant to subsection 8(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in

8

any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the Administrative Agent or such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Guarantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof; provided that (a) the failure to give such notice shall not affect the validity of such set-off and application and (b) to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligations,” no amounts received from, or set-off with respect to, any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor. The rights of the Administrative Agent and each Lender under this Section 3.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

3.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

3.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

3.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

3.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Guarantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

3.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9

3.12 Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; provided, that nothing contained herein or in any other Loan Document will prevent any Lender or the Administrative Agent from bringing any action to enforce any award or judgment or exercise any right under the Security Documents or against any Collateral or any other property of any Loan Party in any other forum in which jurisdiction can be established;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address referred to in Section 3.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

3.13 Acknowledgements. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.

10

3.14 Additional Guarantors. Each Domestic Subsidiary of the Company that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Domestic Subsidiary of an Assumption Agreement in the form of Annex 1 hereto. For the avoidance of doubt, only Domestic Loan Parties shall be parties to this Agreement (unless the Administrative Agent and the Company otherwise agree, in which case this Agreement shall be amended in accordance with Sections 2.29(d) and Section 10.1(b)(iii) of the Credit Agreement to reflect such terms and limitations with respect to any Foreign Loan Parties (subject to applicable legal, tax, accounting, regulatory and other similar considerations) as the Administrative Agent and the Company shall reasonably agree).

3.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full (other than obligations under or in respect of Hedge Agreements and other than contingent indemnity obligations not due and payable), the Commitments have been terminated and no Letters of Credit shall be outstanding (other than Letters of Credit that are cash collateralized or backstopped on terms reasonably satisfactory to the applicable Issuing Lender), this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence such termination.

(b) At the request and sole expense of the Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement (provided that, if the other party to such transaction is the Company or a Subsidiary of the Company, the effect of such transaction is to cause such Subsidiary to become an Excluded Subsidiary), including any releases requested in connection with any such transaction pursuant to Section 7.5(z) of the Credit Agreement in connection with the Spin-Off, or such Subsidiary is no longer required by the Loan Documents to be (and the Company notifies the Administrative Agent that such Subsidiary shall no longer be) a Subsidiary Guarantor; provided that the Company shall have delivered to the Administrative Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(c) This Agreement shall not apply and shall cease to be effective, without delivery of any instrument or performance of any act by any party, upon the occurrence and during the continuation of a Suspension Period Event; provided that this Agreement shall be automatically reinstated and shall become immediately effective, without delivery of any instrument or performance of any act by any party, at any time that the requirements of a Suspension Period Event are no longer satisfied.

11

3.16 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

12

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee Agreement to be duly executed and delivered.

TENNECO INC.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TENNECO INTERNATIONAL HOLDING CORP.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

THE PULLMAN COMPANY

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

[Signature Page to Tenneco Guarantee]

TENNECO GLOBAL HOLDINGS INC.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

CLEVITE INDUSTRIES INC.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

TMC TEXAS INC.

By: /s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President, Finance

CARTER AUTOMOTIVE COMPANY LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL WORLD WIDE LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

[Signature Page to Tenneco Guarantee]

FELT PRODUCTS MFG. CO. LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

MUZZY-LYON AUTO PARTS LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL POWERTRAIN LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL POWERTRAIN IP LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL PISTON RINGS, LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

[Signature Page to Tenneco Guarantee]

FEDERAL-MOGUL IGNITION LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL MOTORPARTS LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL CHASSIS LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

F-M MOTORPARTS TSC LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

F-M TSC REAL ESTATE HOLDINGS LLC

By: /s/ Michael Proud
Name: Michael Proud
Title: President

[Signature Page to Tenneco Guarantee]

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

FEDERAL-MOGUL SEVIERVILLE, LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

BECK ARNLEY HOLDINGS LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL FILTRATION LLC

By: /s/ James Zabriskie
Name: James Zabriskie
Title: President

FEDERAL-MOGUL FINANCING CORPORATION

By: /s/ David Jachcik
Name: David Jachcik
Title: Assistant Treasurer

FEDERAL-MOGUL PRODUCTS US LLC

By: /s/ David Jachcik
Name: David Jachcik
Title: President

[Signature Page to Tenneco Guarantee]

Acknowledged and Agreed as of the date hereof:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By: /s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Tenneco Guarantee]

Annex 1 to

Guarantee Agreement

ASSUMPTION AGREEMENT, dated as of                      , 20    , made by                 , a                  [limited liability company][corporation] (the “Additional Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Tenneco Inc. (the “Company”), Tenneco Automotive Operating Company Inc., any other Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the Lenders, and the Administrative Agent have entered into the Credit Agreement, dated as of October 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Company and certain of its Affiliates (other than the Additional Guarantor) have entered into the Guarantee Agreement, dated as of October 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”) in favor of the Administrative Agent for the benefit of the Lenders;

WHEREAS, the Credit Agreement requires the Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

NOW, THEREFORE, IT IS AGREED:

1. Guarantee Agreement. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 3.14 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedule 1 to the Guarantee Agreement.

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By: _________________________________
Name:
Title:

2.

Annex 1-A to

Assumption Agreement

Supplement to Schedule 1